Exhibit 10.06

SECOND AGREEMENT TO EXTEND EMPLOYMENT AGREEMENT

This Agreement to Extend Employment Agreement is made as of the 26th day of March, 2018 by and between LOURDES A. LEON GUERRERO (“President and CEO”) and BANK OF GUAM (“Bank”);

WITNESSETH:

WHEREAS, the President and CEO and the Bank executed an Employment Agreement on May 1, 2013 which Agreement expired on December 31, 2017 and was further extended to April 30, 2018 (“Agreement”);

WHEREAS, it is in the best interest of the parties to mutually extend the Agreement to December 31, 2018.

NOW THEREFORE, said Agreement is hereby amended as follows:

Section 2 of the Agreement shall be amended to state that the Agreement shall terminate on December 31, 2018.

Except as otherwise stated herein all other terms and conditions of the Agreement remain unchanged.

Executed at Hagatna, Guam on the date first above written.

BANK OF GUAM
BY:	Martin D. Leon Guerrero, Asst. Secretary
An Authorized Representative
LOURDES A LEON GUERRERO
/s/ Lourdes A. Leon Guerrero